Exhibit 10.46
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER

LOCAL TEMPERATURE INDICATION AT LNG RUNDOWN LINE

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00093 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 23-Sep-2024

The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), per Owner’s request Contractor will,

1)    Add a Temperature Transmitter (“TT”) and wire the Temperature Element (“TE”) 30TE-24026A through the TT to the Distributed Control System/DCS, and

2)     Provide TE 20TE-24128O, 30TE-24022A, and 30TE-24006A with local temperature display at grade. A battery powered wireless transmitter is to be used for local display only. There will be no wireless signal to the DCS.

2.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………..….....................................................................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00092)...............................	$349,945,970
3. The Contract Price prior to this Change Order was ........................…..................................................	$5,833,945,970
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ...........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of....	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………....................	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..………………………………………………………………………….....................	[***]
8. The new Contract Price including this Change Order will be …………………………………….....	$5,834,090,176

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor MV Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Mike VanderMate

Name: Mike VanderMate

Title: Senior Vice President, Engineering and Construction

BECHTEL ENERGY INC.

By: /s/ Steven M Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

TIE-IN CONNECTION FOR FUTURE ISOPENTANE INJECTION

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00094 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 21-Oct-2024

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), Contractor will supply and install ball and gate valves on 3XV-1811 N5 in all seven (7) trains to serve as a tie-in point for future isopentane injection.

2.    With respect to Train 1; given the expected tie-in valve material lead time and the schedule for Train 1 commissioning and startup, Parties agree that Contractor will endeavor (but is under no obligation) to install the Train 1 tie-in. In such event that the Train 1 tie-in is not installed, Parties agree that Contractor will turn over all Train 1 tie-in materials to Owner (at no further cost to Owner) and provide a full credit for the Aggregate Labor and Skills Price associated with the Train 1 tie-in installation.

3.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00093)….……………..	$350,090,176
3. The Contract Price prior to this Change Order was ………………………………………………..	$5,834,090,176
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of .........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of...	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of .....................................................................................................................................	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ................................................................................................................................	[***]
8. The new Contract Price including this Change Order will be ……………………………………..	$5,834,463,858

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: Yes

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor IS Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck

Name: Ian Swanbeck

Title: Vice President, Execution

BECHTEL ENERGY INC.

By: /s/ Steven M Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

FLAME DETECTION COVERAGE PACKAGE #1

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00095 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 21-Oct-2024
The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order), based on Owner's agreement with FERC and per Owner’s consultant [***], Contractor will add a total of ninety-five (95) flame detectors, as follows:

i.Thirteen (13) new flame detectors per Train (3XAT-33223, 3XAT-33050, 3XAT-33051, 3XAT-33052, 3XAT-33053, 3XAT-33058, 3XAT-33074, 3XAT-33075, 3XAT-33076, 3XAT-33077, 3XAT-33078, 3XAT-33079, 3XAT-33080, and;
ii.Four (4) new flame detector transmitters are required for OSBL (30AT-33054, 30AT-33055, 30AT-33056, 30AT-33057).
2.    Additionally, four (4) previously-installed flame detector transmitters (31AT-33050, 31AT-33051, 31AT-33053, 31AT-33058) need to be relocated per the new modeling by [***].

3.    The locations of the flame detectors (per each Train) are identified in Attachment 1 to this Change Order.

4.    For the avoidance of doubt, this Change Order does not address Train 8, Train 9, and EFG.

5.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

6.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00094)……….……......	$350,463,858
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,834,463,858
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of..........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of..	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………………....	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………..............	[***]
8. The new Contract Price including this Change Order will be ……………………….......................	$5,839,163,839

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: Yes
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor IS Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck

Name: Ian Swanbeck

Title: Vice President, Execution

BECHTEL ENERGY INC.

By: /s/ Steven M Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

METERING TELEMETRY IN GIS SUBSTATION

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00096 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 13-Nov-2024

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order), Contractor will add telemetry equipment into the GIS substation including:

i.Updated panel schedule, patch panel and layout drawing. Additionally, Contractor will add lock out tag out (LOTO) 30EKP-10D01404-E to tie-in to circuit and install antenna on the exterior of the GIS substation using manlift.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00095)………..……….…	$355,163,839
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,839,163,839
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of ..	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………….................	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………..............	[***]
8. The new Contract Price including this Change Order will be ……………………………………...	$5,839,215,444

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: Yes
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor IS Owner

[B]~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck

Name: Ian Swanbeck

Title: Vice President, Execution

BECHTEL ENERGY INC.

By: /s/ Steven M Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

SIFTING AND SORTING OPERATIONS

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00097 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 01-Oct-2024

The Agreement between the Parties listed above is changed as follows:

1.Per Section 3.1 of Change Order CO-00075 (dated 11-Oct-2023), Owner and Contractor agreed that Contractor would reimburse Owner for future Owner-incurred costs to rent and operate screening machinery to remove bauxite residue, geofabric and wick drain materials from general fill (“Sifting and Sorting Operations”) prior to transportation to Cheniere Land Holdings LLC.

2.The Parties agree that Owner has or will incur a total of $[***] for Sifting and Sorting Operations.

3.Therefore, as full and final settlement for Owner’s Sifting and Sorting Operations pursuant to Section 3.1 of Change Order CO-00075, Contractor reimburses Owner $[***].

4.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule Milestone of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Pr
1. The original Contract Price was …………………………………………………………...................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00096) …..…...……….…	$355,215,444
3. The Contract Price prior to this Change Order was ……………………………………….................	$5,839,215,444
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ...........	[***]
5. The Aggregate Labor and Skills Price will be (reduced) by this Change Order in the amount of .......	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	[***]
8. The new Contract Price including this Change Order will be ……………………………………...	$5,830,269,432

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor IS Owner

[B]~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck

Name: Ian Swanbeck

Title: Vice President, Execution

BECHTEL ENERGY INC.

By: /s/ Steven M Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

ACCELERATION PROGRAM PROVISIONAL SUM

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-000-98 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 20-Dec-2024

The Agreement between the Parties listed above is changed as follows:

1.Capitalized terms not defined in this Change Order have the meaning set forth in the Agreement.

2.Whereas Owner has requested Contractor developed a program targeting acceleration of respective present RFSU dates as noted in the Table below:

Train	Accelerated RFSU	Contractual RFSU [1]
1	[***]	Jun 30, 2025
2	[***]	Oct 31, 2025
3	[***]	Jan 31, 2026
4	[***]	Mar 31, 2026
5	[***]	May 31, 2026
6	[***]	Jul 31, 2026
7	[***]	Sep 30, 2026
Note 1: For clarity; such contractual RFSU dates are the RFSU dates as provided in the original Level 3 Project Schedule submission; while the Agreement does not recognize RFSU as a milestone date or a Guaranteed Date, such dates are nevertheless identified in order to ensure that Contractor has adequate time to meet its obligation of completing the Trains by their respective Guaranteed Substantial Completion Date.

Note 2: For clarity; to continue to improve the RFSU dates beyond [***], Parties will need to mutually agree to extend this change order beyond June 30, 2025.

3.Accordingly, the Parties agree to implement a “Train 1 and OSBL Acceleration Program” and a “Trains 2-4 Acceleration Program”, compensable as a new Provisional Sum (together the “Acceleration Program”, with this Provisional Sum being the “AP Provisional Sum”). Therefore, Attachment GG (Provisional Sums) of the Agreement is revised to include Section 11 as set forth in Attachment 1 of this Change Order.

4.Notwithstanding that the Parties have agreed to call this a Provisional Sum, in this case Contractor may not invoice any costs or expenses incurred for the Acceleration Program in excess of the AP Provisional Sum amount of $[***] in the aggregate. Unless Owner otherwise agrees by Change Order, any amounts invoiced for the Acceleration Program in excess of U.S. $[***] shall be for Contractor’s account. Notwithstanding anything to the contrary herein, Contractor shall not be obligated to continue the Acceleration Program once the AP Provisional Sum has been exceeded.

5.The AP Provisional Sum shall, notwithstanding anything to the contrary, apply only to the methodologies necessary to accelerate the Work (as further detailed in this Change Order) and any such amounts may not be applied to any activities that Contractor would otherwise be performing, or would otherwise have performed, if the Parties had not executed this Change Order. The AP Provisional Sum mechanism shall be as follows: Contractor shall submit a formal offer of proposed AP Provisional Sum methodologies and corresponding amounts for the subsequent month, and the Parties shall mutually agree on such methodologies and amounts. In the subsequent month, actual methodologies performed by Contractor will be trued up as set forth in Section 11.3 of Attachment 1.

6.Parties agree that Contractor will not charge Owner any type of markup for the subject Acceleration Program.

7.Parties agree there shall be one (1) cost reconciliation to adjust the AP Provisional Sum by Change Order at the end of the Acceleration Program (but only if the costs and expenses incurred by Contractor for the Acceleration Program are less than the AP Provisional Sum), provided, however, there shall be a rolling Monthly process (as set forth in Attachment 1) by which to review and true up such payments from previous Months.

8.Parties acknowledge that Owner may unilaterally cancel the Acceleration Program provided that a minimum notice of one (1) Month is given to Contractor. The Parties agree that continuation of the Acceleration Program is predicated on improvement in schedule across all remaining Trains with RFSU dates reforecast on a monthly basis. Contractor shall provide Owner with the following items on the same day Contractor provides Owner the Monthly Updated Project Schedule as required under Section 5.4D of the Agreement: 1) planned and actual progress by Train for Trains 1-7; 2) the proposed subsequent month AP Provisional Sum; and 3) the revised RFSU date summary table.

9.Schedule C-1 (Aggregate Labor and Skills Price Payment Milestones) of the Agreement will be updated to add the Payment Milestone(s) listed in Exhibit 1 of this Change Order.

10.For the avoidance of doubt, there shall be no adjustment to the Guaranteed Dates as a result of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………………………	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00097)…………….……	$346,269,432
3. The Contract Price prior to this Change Order was …………………………………………………	$5,830,269,432
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ......…	[***]
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of .	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………....	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (increased) by this Change Order in the amount of ..………………………………………………………………………………………	[***]
8. The new Contract Price including this Change Order will be ………………………………………	$5,986,842,149

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor MH Owner

[B]~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Maas Hinz

Name: Mass Hinz

Title: Senior Vice President, Operations

BECHTEL ENERGY INC.

By: /s/ Steven M Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President